       OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS






BOND PROFILE SUMMARY
-------------------------------------------------------------------------
 Class           Original    Coupon   Avg.   CBE     1st    Last  Mod.
 Name  Type        Par         %     Life   Yield    Pay    Pay   Dur.
-------------------------------------------------------------------------
TO CALL
  A1  SENIOR     50,300,000   5.49   1.10   5.633   11/96  12/98  1.03
  A2  SENIOR     46,970,000   6.60   3.10   6.603   12/98  12/00  2.71
  A3  SENIOR     35,400,000   6.80   5.10   6.879   12/00   2/03  4.17
  A4  SENIOR     20,900,000   7.10   7.10   7.189    2/03  11/04  5.39
  A5  SENIOR     55,614,000   7.40  11.39   7.510   11/04   7/12  7.37
  A6  AA MEZZ    23,695,000   7.80  16.43   7.910    7/12   4/13  8.94
  B1  BBB SUB    25,726,000   8.00  10.71   8.109   12/01   4/13  6.71
  B2  BB SUB     12,186,224   9.40  11.15   9.560   12/01   4/13  6.34
---------------------------
TO MATURITY
  A6  AA MEZZ    23,695,000   7.80  18.73   7.910    7/12   2/19  9.48
  B1  BBB SUB    25,726,000   8.00  10.81   8.109   12/01   5/15  6.74
  B2  BB SUB     12,186,224   9.40  13.69   9.559   12/01   3/23  6.71
-------------------------------------------------------------------------

(1) Data assumes a prepayment speed of 150% MHP.

(2) Coupon and price are assumed for computational materials.





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS



 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR
 Price: 100-00      Coupon: 5.49                   Original Par:    50,300,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            5.63      5.63      5.63      5.63      5.63      5.63
 Average Life:          4.24      1.74      1.45      1.10      0.89      0.64
 Duration:              3.59      1.59      1.35      1.03      0.84      0.61
 First Prin Pay:       11/96     11/96     11/96     11/96     11/96     11/96
 Last Prin Pay:         4/04      3/00      8/99     12/98      7/98      1/98
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-31+      Coupon: 6.60                   Original Par:    46,970,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.66      6.63      6.62      6.60      6.58      6.55
 Average Life:         10.26      4.90      4.11      3.10      2.49      1.81
 Duration:              7.19      4.04      3.48      2.71      2.22      1.65
 First Prin Pay:        4/04      3/00      8/99     12/98      7/98      1/98
 Last Prin Pay:         5/09      4/03      4/02     12/00      2/00      3/99
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-26       Coupon: 6.80                   Original Par:    35,400,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.89      6.88      6.88      6.88      6.87      6.87
 Average Life:         14.07      7.86      6.67      5.10      4.05      2.88
 Duration:              8.77      5.88      5.18      4.17      3.43      2.53
 First Prin Pay:        5/09      4/03      4/02     12/00      2/00      3/99
 Last Prin Pay:         8/12      6/06     12/04      2/03     10/01      3/00
 -----------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS



 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-26       Coupon: 7.10                   Original Par:    20,900,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.20      7.19      7.19      7.19      7.19      7.18
 Average Life:         16.83     10.84      9.29      7.10      5.64      3.78
 Duration:              9.50      7.31      6.57      5.39      4.49      3.20
 First Prin Pay:        8/12      6/06     12/04      2/03     10/01      3/00
 Last Prin Pay:         7/14     11/08      4/07     11/04      3/03     12/00
 -----------------------------------------------------------------------------



 A5 SENIOR
 Price: 99-24       Coupon: 7.40                   Original Par:    55,614,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.51      7.51      7.51      7.51      7.51      7.51
 Average Life:         19.98     15.58     14.07     11.39      9.25      6.12
 Duration:             10.07      8.89      8.38      7.37      6.40      4.71
 First Prin Pay:        7/14     11/08      4/07     11/04      3/03     12/00
 Last Prin Pay:         3/19      3/16      2/15      7/12      1/10      1/06
-----------------------------------------------------------------------------


 A6 AA MEZZ
 Price: 99-27+      Coupon: 7.80                   Original Par:    23,695,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.91      7.91      7.91      7.91      7.91      7.90
 Average Life:         22.70     19.86     18.86     16.43     13.99     10.23
 Duration:             10.28      9.75      9.54      8.94      8.22      6.80
 First Prin Pay:        3/19      3/16      2/15      7/12      1/10      1/06
 Last Prin Pay:         7/19      9/16      9/15      4/13     11/10      3/07
 ---------------------------
 TO MATURITY
 Bond Yield:            7.91      7.91      7.91      7.91      7.91      7.91
 Average Life:         24.26     21.72     20.76     18.73     16.51     12.37
 Duration:             10.51     10.09      9.91      9.48      8.92      7.59
 First Prin Pay:        3/19      3/16      2/15      7/12      1/10      1/06
 Last Prin Pay:        10/22      9/21     12/20      2/19      8/17      1/14
 -----------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-27+      Coupon: 8.00                   Original Par:    25,726,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            8.12      8.11      8.11      8.11      8.11      8.10
 Average Life:         19.23     14.57     13.15     10.71      9.13      7.63
 Duration:              9.41      8.11      7.63      6.71      6.06      5.41
 First Prin Pay:       12/10      9/04      7/03     12/01      4/01      4/01
 Last Prin Pay:         7/19      9/16      9/15      4/13     11/10      3/07
 ---------------------------
 TO MATURITY
 Bond Yield:            8.12      8.11      8.11      8.11      8.11      8.10
 Average Life:         19.31     14.66     13.22     10.81      9.26      7.92
 Duration:              9.43      8.13      7.64      6.74      6.10      5.52
 First Prin Pay:       12/10      9/04      7/03     12/01      4/01      4/01
 Last Prin Pay:         2/21      5/18      5/17      5/15      5/13      5/10
 -----------------------------------------------------------------------------



 B2 BB SUB
 Price: 99-26       Coupon: 9.40                   Original Par:    12,186,224
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            9.57      9.56      9.56      9.56      9.56      9.55
 Average Life:         19.42     14.87     13.51     11.15      9.48      7.71
 Duration:              8.50      7.48      7.09      6.34      5.78      5.15
 First Prin Pay:       12/10      9/04      7/03     12/01      4/01      4/01
 Last Prin Pay:         7/19      9/16      9/15      4/13     11/10      3/07
 ---------------------------
 TO MATURITY
 Bond Yield:            9.57      9.56      9.56      9.56      9.56      9.56
 Average Life:         20.58     16.79     15.64     13.69     12.37     10.78
 Duration:              8.61      7.70      7.35      6.71      6.29      5.89
 First Prin Pay:       12/10      9/04      7/03     12/01      4/01      4/01
 Last Prin Pay:         3/23      3/23      3/23      3/23      3/23      3/23
 -----------------------------------------------------------------------------




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS



PERCENT OF CLASS A-1 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997         90     73     67     55     43     20
 October 15, 1998         80     42     29      5      0      0
 October 15, 1999         69     10      0      0      0      0
 October 15, 2000         57      0      0      0      0      0
 October 15, 2001         43      0      0      0      0      0
 October 15, 2002         27      0      0      0      0      0
 October 15, 2003          9      0      0      0      0      0
 October 15, 2004          0      0      0      0      0      0
 October 15, 2005          0      0      0      0      0      0
 October 15, 2006          0      0      0      0      0      0
 October 15, 2007          0      0      0      0      0      0
 October 15, 2008          0      0      0      0      0      0
 October 15, 2009          0      0      0      0      0      0
 October 15, 2010          0      0      0      0      0      0
 October 15, 2011          0      0      0      0      0      0
 October 15, 2012          0      0      0      0      0      0
 October 15, 2013          0      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:      4.2    1.7    1.5    1.1    0.9    0.6





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




PERCENT OF CLASS A-2 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100     80     31
 October 15, 1999        100    100     91     53     18      0
 October 15, 2000        100     78     53      6      0      0
 October 15, 2001        100     46     17      0      0      0
 October 15, 2002        100     14      0      0      0      0
 October 15, 2003        100      0      0      0      0      0
 October 15, 2004         91      0      0      0      0      0
 October 15, 2005         75      0      0      0      0      0
 October 15, 2006         57      0      0      0      0      0
 October 15, 2007         37      0      0      0      0      0
 October 15, 2008         14      0      0      0      0      0
 October 15, 2009          0      0      0      0      0      0
 October 15, 2010          0      0      0      0      0      0
 October 15, 2011          0      0      0      0      0      0
 October 15, 2012          0      0      0      0      0      0
 October 15, 2013          0      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     10.3    4.9    4.1    3.1    2.5    1.8



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS



 PERCENT OF CLASS A-3 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100     36
 October 15, 2000        100    100    100    100     51      0
 October 15, 2001        100    100    100     50      0      0
 October 15, 2002        100    100     75      9      0      0
 October 15, 2003        100     77     34      0      0      0
 October 15, 2004        100     41      4      0      0      0
 October 15, 2005        100     15      0      0      0      0
 October 15, 2006        100      0      0      0      0      0
 October 15, 2007        100      0      0      0      0      0
 October 15, 2008        100      0      0      0      0      0
 October 15, 2009         85      0      0      0      0      0
 October 15, 2010         47      0      0      0      0      0
 October 15, 2011         21      0      0      0      0      0
 October 15, 2012          0      0      0      0      0      0
 October 15, 2013          0      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     14.1    7.9    6.7    5.1    4.1    2.9




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




 PERCENT OF CLASS A-4 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100     17
 October 15, 2001        100    100    100    100     94      0
 October 15, 2002        100    100    100    100     23      0
 October 15, 2003        100    100    100     54      0      0
 October 15, 2004        100    100    100      0      0      0
 October 15, 2005        100    100     62      0      0      0
 October 15, 2006        100     84     19      0      0      0
 October 15, 2007        100     42      0      0      0      0
 October 15, 2008        100      1      0      0      0      0
 October 15, 2009        100      0      0      0      0      0
 October 15, 2010        100      0      0      0      0      0
 October 15, 2011        100      0      0      0      0      0
 October 15, 2012         91      0      0      0      0      0
 October 15, 2013         41      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     16.8   10.8    9.3    7.1    5.6    3.8





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




 PERCENT OF CLASS A-5 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100    100     71
 October 15, 2002        100    100    100    100    100     47
 October 15, 2003        100    100    100    100     86     28
 October 15, 2004        100    100    100    100     66     13
 October 15, 2005        100    100    100     83     50      2
 October 15, 2006        100    100    100     67     35      0
 October 15, 2007        100    100     91     52     23      0
 October 15, 2008        100    100     76     39     12      0
 October 15, 2009        100     85     62     27      2      0
 October 15, 2010        100     69     48     15      0      0
 October 15, 2011        100     56     36      6      0      0
 October 15, 2012        100     43     25      0      0      0
 October 15, 2013        100     31     14      0      0      0
 October 15, 2014         94     18      3      0      0      0
 October 15, 2015         71      5      0      0      0      0
 October 15, 2016         46      0      0      0      0      0
 October 15, 2017         28      0      0      0      0      0
 October 15, 2018          8      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     20.0   15.6   14.1   11.4    9.3    6.1





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




 PERCENT OF CLASS A-6 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100    100    100
 October 15, 2002        100    100    100    100    100    100
 October 15, 2003        100    100    100    100    100    100
 October 15, 2004        100    100    100    100    100    100
 October 15, 2005        100    100    100    100    100    100
 October 15, 2006        100    100    100    100    100     82
 October 15, 2007        100    100    100    100    100     64
 October 15, 2008        100    100    100    100    100     50
 October 15, 2009        100    100    100    100    100     38
 October 15, 2010        100    100    100    100     85     27
 October 15, 2011        100    100    100    100     69     16
 October 15, 2012        100    100    100     95     55      8
 October 15, 2013        100    100    100     77     42      1
 October 15, 2014        100    100    100     61     28      0
 October 15, 2015        100    100     84     44     15      0
 October 15, 2016        100     84     62     26      5      0
 October 15, 2017        100     64     44     14      0      0
 October 15, 2018        100     41     24      3      0      0
 October 15, 2019         80     20      9      0      0      0
 October 15, 2020         59      9      1      0      0      0
 October 15, 2021         31      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     24.3   21.7   20.8   18.7   16.5   12.4




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




 PERCENT OF CLASS B-1 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100     91     88
 October 15, 2002        100    100    100     89     78     69
 October 15, 2003        100    100     97     78     66     55
 October 15, 2004        100     99     87     68     56     43
 October 15, 2005        100     91     79     60     47     34
 October 15, 2006        100     83     72     52     40     24
 October 15, 2007        100     76     64     45     34     15
 October 15, 2008        100     68     57     39     25      8
 October 15, 2009        100     61     50     33     18      3
 October 15, 2010        100     54     43     25     12      0
 October 15, 2011         93     47     37     19      6      0
 October 15, 2012         85     41     32     13      2      0
 October 15, 2013         76     35     24      7      0      0
 October 15, 2014         66     27     17      2      0      0
 October 15, 2015         54     18      9      0      0      0
 October 15, 2016         42      9      3      0      0      0
 October 15, 2017         34      3      0      0      0      0
 October 15, 2018         20      0      0      0      0      0
 October 15, 2019          8      0      0      0      0      0
 October 15, 2020          2      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     19.3   14.7   13.2   10.8    9.3    7.9





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




 PERCENT OF CLASS B-2 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100     91     88
 October 15, 2002        100    100    100     89     78     69
 October 15, 2003        100    100     97     78     66     55
 October 15, 2004        100     99     87     68     56     43
 October 15, 2005        100     91     79     60     47     34
 October 15, 2006        100     83     72     52     40     33
 October 15, 2007        100     76     64     45     34     33
 October 15, 2008        100     68     57     39     33     33
 October 15, 2009        100     61     50     33     33     33
 October 15, 2010        100     54     43     33     33     33
 October 15, 2011         93     47     37     33     33     33
 October 15, 2012         85     41     33     33     33     33
 October 15, 2013         76     35     33     33     33     33
 October 15, 2014         66     33     33     33     33     25
 October 15, 2015         54     33     33     33     33     17
 October 15, 2016         42     33     33     33     33     11
 October 15, 2017         34     33     33     33     31      7
 October 15, 2018         33     33     33     33     19      4
 October 15, 2019         33     33     33     24     11      2
 October 15, 2020         33     33     33     16      7      1
 October 15, 2021         33     30     21      9      4      1
 October 15, 2022         29      9      6      3      1      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     20.6   16.8   15.6   13.7   12.4   10.8




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS






BOND PROFILE SUMMARY
-------------------------------------------------------------------------
 Class           Original    Coupon   Avg.   CBE     1st    Last  Mod.
 Name  Type        Par         %     Life   Yield    Pay    Pay   Dur.
-------------------------------------------------------------------------
TO CALL
  A1  SENIOR     50,300,000   5.49   1.10   5.633   11/96  12/98  1.03
  A2  SENIOR     46,970,000   6.60   3.10   6.603   12/98  12/00  2.71
  A3  SENIOR     35,400,000   6.80   5.10   6.879   12/00   2/03  4.17
  A4  SENIOR     20,900,000   7.10   7.10   7.189    2/03  11/04  5.39
  A5  SENIOR     55,614,000   7.40  11.39   7.510   11/04   7/12  7.37
  A6  AA MEZZ    23,695,000   7.80  16.43   7.910    7/12   4/13  8.94
  B1  BBB SUB    25,726,000   8.00  10.71   8.109   12/01   4/13  6.71
  B2  BB SUB     12,186,224   9.40  11.15   9.560   12/01   4/13  6.34
---------------------------
TO MATURITY
  A6  AA MEZZ    23,695,000   7.80  18.73   7.910    7/12   2/19  9.48
  B1  BBB SUB    25,726,000   8.00  10.81   8.109   12/01   5/15  6.74
  B2  BB SUB     12,186,224   9.40  13.69   9.559   12/01   3/23  6.71
-------------------------------------------------------------------------

(1) Data assumes a prepayment speed of 150% MHP.

(2) Coupon and price are assumed for computational materials.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS



 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR
 Price: 100-00      Coupon: 5.49        Original Par:       50,300,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            5.63      5.63      5.63      5.63      5.63      5.63
 Average Life:          4.24      1.74      1.45      1.10      0.89      0.64
 Duration:              3.59      1.59      1.35      1.03      0.84      0.61
 First Prin Pay:       11/96     11/96     11/96     11/96     11/96     11/96
 Last Prin Pay:         4/04      3/00      8/99     12/98      7/98      1/98
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-31+      Coupon: 6.60        Original Par:        46,970,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.66      6.63      6.62      6.60      6.58      6.55
 Average Life:         10.26      4.90      4.11      3.10      2.49      1.81
 Duration:              7.19      4.04      3.48      2.71      2.22      1.65
 First Prin Pay:        4/04      3/00      8/99     12/98      7/98      1/98
 Last Prin Pay:         5/09      4/03      4/02     12/00      2/00      3/99
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-26       Coupon: 6.80        Original Par:        35,400,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.89      6.88      6.88      6.88      6.87      6.87
 Average Life:         14.07      7.86      6.67      5.10      4.05      2.88
 Duration:              8.77      5.88      5.18      4.17      3.43      2.53
 First Prin Pay:        5/09      4/03      4/02     12/00      2/00      3/99
 Last Prin Pay:         8/12      6/06     12/04      2/03     10/01      3/00
 -----------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS



 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-26       Coupon: 7.10        Original Par:        20,900,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.20      7.19      7.19      7.19      7.19      7.18
 Average Life:         16.83     10.84      9.29      7.10      5.64      3.78
 Duration:              9.50      7.31      6.57      5.39      4.49      3.20
 First Prin Pay:        8/12      6/06     12/04      2/03     10/01      3/00
 Last Prin Pay:         7/14     11/08      4/07     11/04      3/03     12/00
 -----------------------------------------------------------------------------



 A5 SENIOR
 Price: 99-24       Coupon: 7.40        Original Par:        55,614,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.51      7.51      7.51      7.51      7.51      7.51
 Average Life:         19.98     15.58     14.07     11.39      9.25      6.12
 Duration:             10.07      8.89      8.38      7.37      6.40      4.71
 First Prin Pay:        7/14     11/08      4/07     11/04      3/03     12/00
 Last Prin Pay:         3/19      3/16      2/15      7/12      1/10      1/06
-----------------------------------------------------------------------------


 A6 AA MEZZ
 Price: 99-27+      Coupon: 7.80        Original Par:        23,695,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.91      7.91      7.91      7.91      7.91      7.90
 Average Life:         22.70     19.86     18.86     16.43     13.99     10.23
 Duration:             10.28      9.75      9.54      8.94      8.22      6.80
 First Prin Pay:        3/19      3/16      2/15      7/12      1/10      1/06
 Last Prin Pay:         7/19      9/16      9/15      4/13     11/10      3/07
 ---------------------------
 TO MATURITY
 Bond Yield:            7.91      7.91      7.91      7.91      7.91      7.91
 Average Life:         24.26     21.72     20.76     18.73     16.51     12.37
 Duration:             10.51     10.09      9.91      9.48      8.92      7.59
 First Prin Pay:        3/19      3/16      2/15      7/12      1/10      1/06
 Last Prin Pay:        10/22      9/21     12/20      2/19      8/17      1/14
 -----------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-27+      Coupon: 8.00        Original Par:        25,726,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            8.12      8.11      8.11      8.11      8.11      8.10
 Average Life:         19.23     14.57     13.15     10.71      9.13      7.63
 Duration:              9.41      8.11      7.63      6.71      6.06      5.41
 First Prin Pay:       12/10      9/04      7/03     12/01      4/01      4/01
 Last Prin Pay:         7/19      9/16      9/15      4/13     11/10      3/07
 ---------------------------
 TO MATURITY
 Bond Yield:            8.12      8.11      8.11      8.11      8.11      8.10
 Average Life:         19.31     14.66     13.22     10.81      9.26      7.92
 Duration:              9.43      8.13      7.64      6.74      6.10      5.52
 First Prin Pay:       12/10      9/04      7/03     12/01      4/01      4/01
 Last Prin Pay:         2/21      5/18      5/17      5/15      5/13      5/10
 -----------------------------------------------------------------------------



 B2 BB SUB
 Price: 99-26       Coupon: 9.40        Original Par:        12,186,224
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            9.57      9.56      9.56      9.56      9.56      9.55
 Average Life:         19.42     14.87     13.51     11.15      9.48      7.71
 Duration:              8.50      7.48      7.09      6.34      5.78      5.15
 First Prin Pay:       12/10      9/04      7/03     12/01      4/01      4/01
 Last Prin Pay:         7/19      9/16      9/15      4/13     11/10      3/07
 ---------------------------
 TO MATURITY
 Bond Yield:            9.57      9.56      9.56      9.56      9.56      9.56
 Average Life:         20.58     16.79     15.64     13.69     12.37     10.78
 Duration:              8.61      7.70      7.35      6.71      6.29      5.89
 First Prin Pay:       12/10      9/04      7/03     12/01      4/01      4/01
 Last Prin Pay:         3/23      3/23      3/23      3/23      3/23      3/23
 -----------------------------------------------------------------------------




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS



 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-1
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997         90     73     67     55     43     20
 October 15, 1998         80     42     29      5      0      0
 October 15, 1999         69     10      0      0      0      0
 October 15, 2000         57      0      0      0      0      0
 October 15, 2001         43      0      0      0      0      0
 October 15, 2002         27      0      0      0      0      0
 October 15, 2003          9      0      0      0      0      0
 October 15, 2004          0      0      0      0      0      0
 October 15, 2005          0      0      0      0      0      0
 October 15, 2006          0      0      0      0      0      0
 October 15, 2007          0      0      0      0      0      0
 October 15, 2008          0      0      0      0      0      0
 October 15, 2009          0      0      0      0      0      0
 October 15, 2010          0      0      0      0      0      0
 October 15, 2011          0      0      0      0      0      0
 October 15, 2012          0      0      0      0      0      0
 October 15, 2013          0      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:      4.2    1.7    1.5    1.1    0.9    0.6





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-2
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100     80     31
 October 15, 1999        100    100     91     53     18      0
 October 15, 2000        100     78     53      6      0      0
 October 15, 2001        100     46     17      0      0      0
 October 15, 2002        100     14      0      0      0      0
 October 15, 2003        100      0      0      0      0      0
 October 15, 2004         91      0      0      0      0      0
 October 15, 2005         75      0      0      0      0      0
 October 15, 2006         57      0      0      0      0      0
 October 15, 2007         37      0      0      0      0      0
 October 15, 2008         14      0      0      0      0      0
 October 15, 2009          0      0      0      0      0      0
 October 15, 2010          0      0      0      0      0      0
 October 15, 2011          0      0      0      0      0      0
 October 15, 2012          0      0      0      0      0      0
 October 15, 2013          0      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     10.3    4.9    4.1    3.1    2.5    1.8



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS



 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-3
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100     36
 October 15, 2000        100    100    100    100     51      0
 October 15, 2001        100    100    100     50      0      0
 October 15, 2002        100    100     75      9      0      0
 October 15, 2003        100     77     34      0      0      0
 October 15, 2004        100     41      4      0      0      0
 October 15, 2005        100     15      0      0      0      0
 October 15, 2006        100      0      0      0      0      0
 October 15, 2007        100      0      0      0      0      0
 October 15, 2008        100      0      0      0      0      0
 October 15, 2009         85      0      0      0      0      0
 October 15, 2010         47      0      0      0      0      0
 October 15, 2011         21      0      0      0      0      0
 October 15, 2012          0      0      0      0      0      0
 October 15, 2013          0      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     14.1    7.9    6.7    5.1    4.1    2.9




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-4
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100     17
 October 15, 2001        100    100    100    100     94      0
 October 15, 2002        100    100    100    100     23      0
 October 15, 2003        100    100    100     54      0      0
 October 15, 2004        100    100    100      0      0      0
 October 15, 2005        100    100     62      0      0      0
 October 15, 2006        100     84     19      0      0      0
 October 15, 2007        100     42      0      0      0      0
 October 15, 2008        100      1      0      0      0      0
 October 15, 2009        100      0      0      0      0      0
 October 15, 2010        100      0      0      0      0      0
 October 15, 2011        100      0      0      0      0      0
 October 15, 2012         91      0      0      0      0      0
 October 15, 2013         41      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     16.8   10.8    9.3    7.1    5.6    3.8





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-5
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100    100     71
 October 15, 2002        100    100    100    100    100     47
 October 15, 2003        100    100    100    100     86     28
 October 15, 2004        100    100    100    100     66     13
 October 15, 2005        100    100    100     83     50      2
 October 15, 2006        100    100    100     67     35      0
 October 15, 2007        100    100     91     52     23      0
 October 15, 2008        100    100     76     39     12      0
 October 15, 2009        100     85     62     27      2      0
 October 15, 2010        100     69     48     15      0      0
 October 15, 2011        100     56     36      6      0      0
 October 15, 2012        100     43     25      0      0      0
 October 15, 2013        100     31     14      0      0      0
 October 15, 2014         94     18      3      0      0      0
 October 15, 2015         71      5      0      0      0      0
 October 15, 2016         46      0      0      0      0      0
 October 15, 2017         28      0      0      0      0      0
 October 15, 2018          8      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     20.0   15.6   14.1   11.4    9.3    6.1





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-6
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100    100    100
 October 15, 2002        100    100    100    100    100    100
 October 15, 2003        100    100    100    100    100    100
 October 15, 2004        100    100    100    100    100    100
 October 15, 2005        100    100    100    100    100    100
 October 15, 2006        100    100    100    100    100     82
 October 15, 2007        100    100    100    100    100     64
 October 15, 2008        100    100    100    100    100     50
 October 15, 2009        100    100    100    100    100     38
 October 15, 2010        100    100    100    100     85     27
 October 15, 2011        100    100    100    100     69     16
 October 15, 2012        100    100    100     95     55      8
 October 15, 2013        100    100    100     77     42      1
 October 15, 2014        100    100    100     61     28      0
 October 15, 2015        100    100     84     44     15      0
 October 15, 2016        100     84     62     26      5      0
 October 15, 2017        100     64     44     14      0      0
 October 15, 2018        100     41     24      3      0      0
 October 15, 2019         80     20      9      0      0      0
 October 15, 2020         59      9      1      0      0      0
 October 15, 2021         31      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     24.3   21.7   20.8   18.7   16.5   12.4




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS B-1
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100     91     88
 October 15, 2002        100    100    100     89     78     69
 October 15, 2003        100    100     97     78     66     55
 October 15, 2004        100     99     87     68     56     43
 October 15, 2005        100     91     79     60     47     34
 October 15, 2006        100     83     72     52     40     24
 October 15, 2007        100     76     64     45     34     15
 October 15, 2008        100     68     57     39     25      8
 October 15, 2009        100     61     50     33     18      3
 October 15, 2010        100     54     43     25     12      0
 October 15, 2011         93     47     37     19      6      0
 October 15, 2012         85     41     32     13      2      0
 October 15, 2013         76     35     24      7      0      0
 October 15, 2014         66     27     17      2      0      0
 October 15, 2015         54     18      9      0      0      0
 October 15, 2016         42      9      3      0      0      0
 October 15, 2017         34      3      0      0      0      0
 October 15, 2018         20      0      0      0      0      0
 October 15, 2019          8      0      0      0      0      0
 October 15, 2020          2      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     19.3   14.7   13.2   10.8    9.3    7.9





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS




 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS B-2
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100     91     88
 October 15, 2002        100    100    100     89     78     69
 October 15, 2003        100    100     97     78     66     55
 October 15, 2004        100     99     87     68     56     43
 October 15, 2005        100     91     79     60     47     34
 October 15, 2006        100     83     72     52     40     33
 October 15, 2007        100     76     64     45     34     33
 October 15, 2008        100     68     57     39     33     33
 October 15, 2009        100     61     50     33     33     33
 October 15, 2010        100     54     43     33     33     33
 October 15, 2011         93     47     37     33     33     33
 October 15, 2012         85     41     33     33     33     33
 October 15, 2013         76     35     33     33     33     33
 October 15, 2014         66     33     33     33     33     25
 October 15, 2015         54     33     33     33     33     17
 October 15, 2016         42     33     33     33     33     11
 October 15, 2017         34     33     33     33     31      7
 October 15, 2018         33     33     33     33     19      4
 October 15, 2019         33     33     33     24     11      2
 October 15, 2020         33     33     33     16      7      1
 October 15, 2021         33     30     21      9      4      1
 October 15, 2022         29      9      6      3      1      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     20.6   16.8   15.6   13.7   12.4   10.8




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




BOND PROFILE SUMMARY
-------------------------------------------------------------------------
 Class           Original    Coupon   Avg.   CBE     1st    Last  Mod.
 Name  Type        Par         %     Life   Yield    Pay    Pay   Dur.
-------------------------------------------------------------------------
TO CALL
  A1  SENIOR     50,300,000   5.49   1.10   5.633   11/96  12/98  1.03
  A2  SENIOR     46,970,000   6.60   3.10   6.603   12/98  12/00  2.71
  A3  SENIOR     35,400,000   6.80   5.10   6.879   12/00   2/03  4.17
  A4  SENIOR     20,900,000   7.10   7.10   7.189    2/03  11/04  5.39
  A5  SENIOR     55,614,000   7.40  11.39   7.510   11/04   7/12  7.37
  A6  AA MEZZ    23,695,000   7.80  16.43   7.910    7/12   4/13  8.94
  B1  BBB SUB    25,726,000   8.00  10.71   8.109   12/01   4/13  6.71
  B2  BB SUB     12,186,224   9.40  11.15   9.558   12/01   4/13  6.34
---------------------------
TO MATURITY
  A6  AA MEZZ    23,695,000   7.80  18.73   7.911    7/12   2/19  9.48
  B1  BBB SUB    25,726,000   8.00  10.81   8.109   12/01   5/15  6.74
  B2  BB SUB     12,186,224   9.40  13.69   9.559   12/01   3/23  6.71
-------------------------------------------------------------------------

(1) Data assumes a prepayment speed of 150% MHP.

(2) Coupon and price are assumed for computational materials.





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR
 Price: 100-00      Coupon: 5.49                   Original Par:    50,300,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            5.63      5.63      5.63      5.63      5.63      5.64
 Average Life:          4.24      1.74      1.45      1.10      0.89      0.64
 Duration:              3.59      1.59      1.35      1.03      0.84      0.61
 First Prin Pay:       11/96     11/96     11/96     11/96     11/96     11/96
 Last Prin Pay:         4/04      3/00      8/99     12/98      7/98      1/98
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-31+      Coupon: 6.60                   Original Par:    46,970,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.66      6.63      6.62      6.60      6.58      6.55
 Average Life:         10.26      4.90      4.11      3.10      2.49      1.81
 Duration:              7.19      4.04      3.48      2.71      2.22      1.65
 First Prin Pay:        4/04      3/00      8/99     12/98      7/98      1/98
 Last Prin Pay:         5/09      4/03      4/02     12/00      2/00      3/99
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-26       Coupon: 6.80                   Original Par:    35,400,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.89      6.88      6.88      6.88      6.87      6.87
 Average Life:         14.07      7.86      6.67      5.10      4.05      2.88
 Duration:              8.77      5.88      5.18      4.17      3.42      2.53
 First Prin Pay:        5/09      4/03      4/02     12/00      2/00      3/99
 Last Prin Pay:         8/12      6/06     12/04      2/03      9/01      3/00
 -----------------------------------------------------------------------------




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)



 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-26       Coupon: 7.10                   Original Par:    20,900,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.20      7.19      7.19      7.19      7.19      7.18
 Average Life:         16.83     10.84      9.29      7.10      5.61      3.78
 Duration:              9.50      7.31      6.57      5.39      4.47      3.20
 First Prin Pay:        8/12      6/06     12/04      2/03      9/01      3/00
 Last Prin Pay:         7/14     11/08      4/07     11/04      3/03     12/00
 -----------------------------------------------------------------------------



 A5 SENIOR
 Price: 99-24       Coupon: 7.40                   Original Par:    55,614,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.51      7.51      7.51      7.51      7.51      7.51
 Average Life:         19.98     15.58     14.07     11.39      9.22      6.08
 Duration:             10.07      8.89      8.38      7.37      6.39      4.69
 First Prin Pay:        7/14     11/08      4/07     11/04      3/03     12/00
 Last Prin Pay:         3/19      3/16      2/15      7/12      1/10     12/05
-----------------------------------------------------------------------------


 A6 AA MEZZ
 Price: 99-27+      Coupon: 7.80                   Original Par:    23,695,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.91      7.91      7.91      7.91      7.91      7.90
 Average Life:         22.70     19.86     18.86     16.43     13.99     10.22
 Duration:             10.28      9.75      9.54      8.94      8.22      6.79
 First Prin Pay:        3/19      3/16      2/15      7/12      1/10     12/05
 Last Prin Pay:         7/19      9/16      9/15      4/13     11/10      3/07
 ---------------------------
 TO MATURITY
 Bond Yield:            7.91      7.91      7.91      7.91      7.91      7.91
 Average Life:         24.26     21.72     20.76     18.73     16.50     12.34
 Duration:             10.51     10.09      9.91      9.48      8.91      7.58
 First Prin Pay:        3/19      3/16      2/15      7/12      1/10     12/05
 Last Prin Pay:        10/22      9/21     12/20      2/19      8/17      1/14
 -----------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)



 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-27+      Coupon: 8.00                   Original Par:    25,726,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            8.12      8.11      8.11      8.11      8.11      8.10
 Average Life:         19.23     14.57     13.15     10.71      9.20      7.69
 Duration:              9.41      8.11      7.63      6.71      6.09      5.45
 First Prin Pay:       12/10      9/04      7/03     12/01      5/01      5/01
 Last Prin Pay:         7/19      9/16      9/15      4/13     11/10      3/07
 ---------------------------
 TO MATURITY
 Bond Yield:            8.12      8.11      8.11      8.11      8.11      8.10
 Average Life:         19.31     14.66     13.22     10.81      9.33      8.00
 Duration:              9.43      8.13      7.64      6.74      6.13      5.57
 First Prin Pay:       12/10      9/04      7/03     12/01      5/01      5/01
 Last Prin Pay:         2/21      5/18      5/17      5/15      5/13      6/10
 -----------------------------------------------------------------------------



 B2 BB SUB
 Price: 99-26       Coupon: 9.40                   Original Par:    12,186,224
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            9.57      9.56      9.56      9.56      9.56      9.55
 Average Life:         19.42     14.87     13.51     11.15      9.54      7.77
 Duration:              8.50      7.48      7.09      6.34      5.81      5.18
 First Prin Pay:       12/10      9/04      7/03     12/01      5/01      5/01
 Last Prin Pay:         7/19      9/16      9/15      4/13     11/10      3/07
 ---------------------------
 TO MATURITY
 Bond Yield:            9.57      9.56      9.56      9.56      9.56      9.56
 Average Life:         20.58     16.79     15.64     13.69     12.43     10.83
 Duration:              8.61      7.70      7.35      6.71      6.31      5.92
 First Prin Pay:       12/10      9/04      7/03     12/01      5/01      5/01
 Last Prin Pay:         3/23      3/23      3/23      3/23      3/23      3/23
 -----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




PERCENT OF CLASS A-1 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997         90     73     67     55     43     20
 October 15, 1998         80     42     29      5      0      0
 October 15, 1999         69     10      0      0      0      0
 October 15, 2000         57      0      0      0      0      0
 October 15, 2001         43      0      0      0      0      0
 October 15, 2002         27      0      0      0      0      0
 October 15, 2003          9      0      0      0      0      0
 October 15, 2004          0      0      0      0      0      0
 October 15, 2005          0      0      0      0      0      0
 October 15, 2006          0      0      0      0      0      0
 October 15, 2007          0      0      0      0      0      0
 October 15, 2008          0      0      0      0      0      0
 October 15, 2009          0      0      0      0      0      0
 October 15, 2010          0      0      0      0      0      0
 October 15, 2011          0      0      0      0      0      0
 October 15, 2012          0      0      0      0      0      0
 October 15, 2013          0      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:      4.2    1.7    1.5    1.1    0.9    0.6



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




 PERCENT OF CLASS A-2 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100     80     31
 October 15, 1999        100    100     91     53     18      0
 October 15, 2000        100     78     53      6      0      0
 October 15, 2001        100     46     17      0      0      0
 October 15, 2002        100     14      0      0      0      0
 October 15, 2003        100      0      0      0      0      0
 October 15, 2004         91      0      0      0      0      0
 October 15, 2005         75      0      0      0      0      0
 October 15, 2006         57      0      0      0      0      0
 October 15, 2007         37      0      0      0      0      0
 October 15, 2008         14      0      0      0      0      0
 October 15, 2009          0      0      0      0      0      0
 October 15, 2010          0      0      0      0      0      0
 October 15, 2011          0      0      0      0      0      0
 October 15, 2012          0      0      0      0      0      0
 October 15, 2013          0      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     10.3    4.9    4.1    3.1    2.5    1.8



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)



 PERCENT OF CLASS A-3 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100     36
 October 15, 2000        100    100    100    100     51      0
 October 15, 2001        100    100    100     50      0      0
 October 15, 2002        100    100     75      9      0      0
 October 15, 2003        100     77     34      0      0      0
 October 15, 2004        100     41      4      0      0      0
 October 15, 2005        100     15      0      0      0      0
 October 15, 2006        100      0      0      0      0      0
 October 15, 2007        100      0      0      0      0      0
 October 15, 2008        100      0      0      0      0      0
 October 15, 2009         85      0      0      0      0      0
 October 15, 2010         47      0      0      0      0      0
 October 15, 2011         21      0      0      0      0      0
 October 15, 2012          0      0      0      0      0      0
 October 15, 2013          0      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     14.1    7.9    6.7    5.1    4.1    2.9



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




 PERCENT OF CLASS A-4 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100     17
 October 15, 2001        100    100    100    100     92      0
 October 15, 2002        100    100    100    100     22      0
 October 15, 2003        100    100    100     54      0      0
 October 15, 2004        100    100    100      0      0      0
 October 15, 2005        100    100     62      0      0      0
 October 15, 2006        100     84     19      0      0      0
 October 15, 2007        100     42      0      0      0      0
 October 15, 2008        100      1      0      0      0      0
 October 15, 2009        100      0      0      0      0      0
 October 15, 2010        100      0      0      0      0      0
 October 15, 2011        100      0      0      0      0      0
 October 15, 2012         91      0      0      0      0      0
 October 15, 2013         41      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     16.8   10.8    9.3    7.1    5.6    3.8



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




 PERCENT OF CLASS A-5 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100    100     70
 October 15, 2002        100    100    100    100    100     47
 October 15, 2003        100    100    100    100     85     28
 October 15, 2004        100    100    100    100     65     13
 October 15, 2005        100    100    100     83     49      1
 October 15, 2006        100    100    100     67     35      0
 October 15, 2007        100    100     91     52     22      0
 October 15, 2008        100    100     76     39     11      0
 October 15, 2009        100     85     62     27      2      0
 October 15, 2010        100     69     48     15      0      0
 October 15, 2011        100     56     36      6      0      0
 October 15, 2012        100     43     25      0      0      0
 October 15, 2013        100     31     14      0      0      0
 October 15, 2014         94     18      3      0      0      0
 October 15, 2015         71      5      0      0      0      0
 October 15, 2016         46      0      0      0      0      0
 October 15, 2017         28      0      0      0      0      0
 October 15, 2018          8      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     20.0   15.6   14.1   11.4    9.2    6.1




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




 PERCENT OF CLASS A-6 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100    100    100
 October 15, 2002        100    100    100    100    100    100
 October 15, 2003        100    100    100    100    100    100
 October 15, 2004        100    100    100    100    100    100
 October 15, 2005        100    100    100    100    100    100
 October 15, 2006        100    100    100    100    100     81
 October 15, 2007        100    100    100    100    100     63
 October 15, 2008        100    100    100    100    100     49
 October 15, 2009        100    100    100    100    100     38
 October 15, 2010        100    100    100    100     84     27
 October 15, 2011        100    100    100    100     69     16
 October 15, 2012        100    100    100     95     55      8
 October 15, 2013        100    100    100     77     42      1
 October 15, 2014        100    100    100     61     28      0
 October 15, 2015        100    100     84     44     15      0
 October 15, 2016        100     84     62     26      5      0
 October 15, 2017        100     64     44     14      0      0
 October 15, 2018        100     41     24      3      0      0
 October 15, 2019         80     20      9      0      0      0
 October 15, 2020         59      9      1      0      0      0
 October 15, 2021         31      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     24.3   21.7   20.8   18.7   16.5   12.3



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




 PERCENT OF CLASS B-1 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100     92     89
 October 15, 2002        100    100    100     89     79     71
 October 15, 2003        100    100     97     78     67     56
 October 15, 2004        100     99     87     68     56     44
 October 15, 2005        100     91     79     60     48     35
 October 15, 2006        100     83     72     52     40     25
 October 15, 2007        100     76     64     45     34     16
 October 15, 2008        100     68     57     39     26      9
 October 15, 2009        100     61     50     33     18      3
 October 15, 2010        100     54     43     25     12      0
 October 15, 2011         93     47     37     19      7      0
 October 15, 2012         85     41     32     13      2      0
 October 15, 2013         76     35     24      7      0      0
 October 15, 2014         66     27     17      2      0      0
 October 15, 2015         54     18      9      0      0      0
 October 15, 2016         42      9      3      0      0      0
 October 15, 2017         34      3      0      0      0      0
 October 15, 2018         20      0      0      0      0      0
 October 15, 2019          8      0      0      0      0      0
 October 15, 2020          2      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     19.3   14.7   13.2   10.8    9.3    8.0



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)



 PERCENT OF CLASS B-2 PRINCIPAL OUTSTANDING
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100     92     89
 October 15, 2002        100    100    100     89     79     71
 October 15, 2003        100    100     97     78     67     56
 October 15, 2004        100     99     87     68     56     44
 October 15, 2005        100     91     79     60     48     35
 October 15, 2006        100     83     72     52     40     33
 October 15, 2007        100     76     64     45     34     33
 October 15, 2008        100     68     57     39     33     33
 October 15, 2009        100     61     50     33     33     33
 October 15, 2010        100     54     43     33     33     33
 October 15, 2011         93     47     37     33     33     33
 October 15, 2012         85     41     33     33     33     33
 October 15, 2013         76     35     33     33     33     33
 October 15, 2014         66     33     33     33     33     25
 October 15, 2015         54     33     33     33     33     17
 October 15, 2016         42     33     33     33     33     11
 October 15, 2017         34     33     33     33     31      7
 October 15, 2018         33     33     33     33     19      4
 October 15, 2019         33     33     33     24     11      2
 October 15, 2020         33     33     33     16      7      1
 October 15, 2021         33     30     21      9      4      1
 October 15, 2022         29      9      6      3      1      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     20.6   16.8   15.6   13.7   12.4   10.8


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CS FIRST BOSTON logo)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




BOND PROFILE SUMMARY
-------------------------------------------------------------------------
 Class           Original    Coupon   Avg.   CBE     1st    Last  Mod.
 Name  Type        Par         %     Life   Yield    Pay    Pay   Dur.
-------------------------------------------------------------------------
TO CALL
  A1  SENIOR     50,300,000   5.49   1.10   5.633   11/96  12/98  1.03
  A2  SENIOR     46,970,000   6.60   3.10   6.603   12/98  12/00  2.71
  A3  SENIOR     35,400,000   6.80   5.10   6.879   12/00   2/03  4.17
  A4  SENIOR     20,900,000   7.10   7.10   7.189    2/03  11/04  5.39
  A5  SENIOR     55,614,000   7.40  11.39   7.510   11/04   7/12  7.37
  A6  AA MEZZ    23,695,000   7.80  16.43   7.910    7/12   4/13  8.94
  B1  BBB SUB    25,726,000   8.00  10.71   8.109   12/01   4/13  6.71
  B2  BB SUB     12,186,224   9.40  11.15   9.558   12/01   4/13  6.34
---------------------------
TO MATURITY
  A6  AA MEZZ    23,695,000   7.80  18.73   7.911    7/12   2/19  9.48
  B1  BBB SUB    25,726,000   8.00  10.81   8.109   12/01   5/15  6.74
  B2  BB SUB     12,186,224   9.40  13.69   9.559   12/01   3/23  6.71
-------------------------------------------------------------------------

(1) Data assumes a prepayment speed of 150% MHP.

(2) Coupon and price are assumed for computational materials.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR
 Price: 100-00      Coupon: 5.49                   Original Par:    50,300,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            5.63      5.63      5.63      5.63      5.63      5.64
 Average Life:          4.24      1.74      1.45      1.10      0.89      0.64
 Duration:              3.59      1.59      1.35      1.03      0.84      0.61
 First Prin Pay:       11/96     11/96     11/96     11/96     11/96     11/96
 Last Prin Pay:         4/04      3/00      8/99     12/98      7/98      1/98
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-31+      Coupon: 6.60                   Original Par:    46,970,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.66      6.63      6.62      6.60      6.58      6.55
 Average Life:         10.26      4.90      4.11      3.10      2.49      1.81
 Duration:              7.19      4.04      3.48      2.71      2.22      1.65
 First Prin Pay:        4/04      3/00      8/99     12/98      7/98      1/98
 Last Prin Pay:         5/09      4/03      4/02     12/00      2/00      3/99
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-26       Coupon: 6.80                   Original Par:    35,400,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.89      6.88      6.88      6.88      6.87      6.87
 Average Life:         14.07      7.86      6.67      5.10      4.05      2.88
 Duration:              8.77      5.88      5.18      4.17      3.42      2.53
 First Prin Pay:        5/09      4/03      4/02     12/00      2/00      3/99
 Last Prin Pay:         8/12      6/06     12/04      2/03      9/01      3/00
 -----------------------------------------------------------------------------




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)



 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-26       Coupon: 7.10                   Original Par:    20,900,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.20      7.19      7.19      7.19      7.19      7.18
 Average Life:         16.83     10.84      9.29      7.10      5.61      3.78
 Duration:              9.50      7.31      6.57      5.39      4.47      3.20
 First Prin Pay:        8/12      6/06     12/04      2/03      9/01      3/00
 Last Prin Pay:         7/14     11/08      4/07     11/04      3/03     12/00
 -----------------------------------------------------------------------------



 A5 SENIOR
 Price: 99-24       Coupon: 7.40                   Original Par:    55,614,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.51      7.51      7.51      7.51      7.51      7.51
 Average Life:         19.98     15.58     14.07     11.39      9.22      6.08
 Duration:             10.07      8.89      8.38      7.37      6.39      4.69
 First Prin Pay:        7/14     11/08      4/07     11/04      3/03     12/00
 Last Prin Pay:         3/19      3/16      2/15      7/12      1/10     12/05
-----------------------------------------------------------------------------


 A6 AA MEZZ
 Price: 99-27+      Coupon: 7.80                   Original Par:    23,695,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.91      7.91      7.91      7.91      7.91      7.90
 Average Life:         22.70     19.86     18.86     16.43     13.99     10.22
 Duration:             10.28      9.75      9.54      8.94      8.22      6.79
 First Prin Pay:        3/19      3/16      2/15      7/12      1/10     12/05
 Last Prin Pay:         7/19      9/16      9/15      4/13     11/10      3/07
 ---------------------------
 TO MATURITY
 Bond Yield:            7.91      7.91      7.91      7.91      7.91      7.91
 Average Life:         24.26     21.72     20.76     18.73     16.50     12.34
 Duration:             10.51     10.09      9.91      9.48      8.91      7.58
 First Prin Pay:        3/19      3/16      2/15      7/12      1/10     12/05
 Last Prin Pay:        10/22      9/21     12/20      2/19      8/17      1/14
 -----------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)



 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-27+      Coupon: 8.00                   Original Par:    25,726,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            8.12      8.11      8.11      8.11      8.11      8.10
 Average Life:         19.23     14.57     13.15     10.71      9.20      7.69
 Duration:              9.41      8.11      7.63      6.71      6.09      5.45
 First Prin Pay:       12/10      9/04      7/03     12/01      5/01      5/01
 Last Prin Pay:         7/19      9/16      9/15      4/13     11/10      3/07
 ---------------------------
 TO MATURITY
 Bond Yield:            8.12      8.11      8.11      8.11      8.11      8.10
 Average Life:         19.31     14.66     13.22     10.81      9.33      8.00
 Duration:              9.43      8.13      7.64      6.74      6.13      5.57
 First Prin Pay:       12/10      9/04      7/03     12/01      5/01      5/01
 Last Prin Pay:         2/21      5/18      5/17      5/15      5/13      6/10
 -----------------------------------------------------------------------------



 B2 BB SUB
 Price: 99-26       Coupon: 9.40                   Original Par:    12,186,224
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            9.57      9.56      9.56      9.56      9.56      9.55
 Average Life:         19.42     14.87     13.51     11.15      9.54      7.77
 Duration:              8.50      7.48      7.09      6.34      5.81      5.18
 First Prin Pay:       12/10      9/04      7/03     12/01      5/01      5/01
 Last Prin Pay:         7/19      9/16      9/15      4/13     11/10      3/07
 ---------------------------
 TO MATURITY
 Bond Yield:            9.57      9.56      9.56      9.56      9.56      9.56
 Average Life:         20.58     16.79     15.64     13.69     12.43     10.83
 Duration:              8.61      7.70      7.35      6.71      6.31      5.92
 First Prin Pay:       12/10      9/04      7/03     12/01      5/01      5/01
 Last Prin Pay:         3/23      3/23      3/23      3/23      3/23      3/23
 -----------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-1
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997         90     73     67     55     43     20
 October 15, 1998         80     42     29      5      0      0
 October 15, 1999         69     10      0      0      0      0
 October 15, 2000         57      0      0      0      0      0
 October 15, 2001         43      0      0      0      0      0
 October 15, 2002         27      0      0      0      0      0
 October 15, 2003          9      0      0      0      0      0
 October 15, 2004          0      0      0      0      0      0
 October 15, 2005          0      0      0      0      0      0
 October 15, 2006          0      0      0      0      0      0
 October 15, 2007          0      0      0      0      0      0
 October 15, 2008          0      0      0      0      0      0
 October 15, 2009          0      0      0      0      0      0
 October 15, 2010          0      0      0      0      0      0
 October 15, 2011          0      0      0      0      0      0
 October 15, 2012          0      0      0      0      0      0
 October 15, 2013          0      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:      4.2    1.7    1.5    1.1    0.9    0.6



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-2
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100     80     31
 October 15, 1999        100    100     91     53     18      0
 October 15, 2000        100     78     53      6      0      0
 October 15, 2001        100     46     17      0      0      0
 October 15, 2002        100     14      0      0      0      0
 October 15, 2003        100      0      0      0      0      0
 October 15, 2004         91      0      0      0      0      0
 October 15, 2005         75      0      0      0      0      0
 October 15, 2006         57      0      0      0      0      0
 October 15, 2007         37      0      0      0      0      0
 October 15, 2008         14      0      0      0      0      0
 October 15, 2009          0      0      0      0      0      0
 October 15, 2010          0      0      0      0      0      0
 October 15, 2011          0      0      0      0      0      0
 October 15, 2012          0      0      0      0      0      0
 October 15, 2013          0      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     10.3    4.9    4.1    3.1    2.5    1.8



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)



 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-3
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100     36
 October 15, 2000        100    100    100    100     51      0
 October 15, 2001        100    100    100     50      0      0
 October 15, 2002        100    100     75      9      0      0
 October 15, 2003        100     77     34      0      0      0
 October 15, 2004        100     41      4      0      0      0
 October 15, 2005        100     15      0      0      0      0
 October 15, 2006        100      0      0      0      0      0
 October 15, 2007        100      0      0      0      0      0
 October 15, 2008        100      0      0      0      0      0
 October 15, 2009         85      0      0      0      0      0
 October 15, 2010         47      0      0      0      0      0
 October 15, 2011         21      0      0      0      0      0
 October 15, 2012          0      0      0      0      0      0
 October 15, 2013          0      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     14.1    7.9    6.7    5.1    4.1    2.9



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-4
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100     17
 October 15, 2001        100    100    100    100     92      0
 October 15, 2002        100    100    100    100     22      0
 October 15, 2003        100    100    100     54      0      0
 October 15, 2004        100    100    100      0      0      0
 October 15, 2005        100    100     62      0      0      0
 October 15, 2006        100     84     19      0      0      0
 October 15, 2007        100     42      0      0      0      0
 October 15, 2008        100      1      0      0      0      0
 October 15, 2009        100      0      0      0      0      0
 October 15, 2010        100      0      0      0      0      0
 October 15, 2011        100      0      0      0      0      0
 October 15, 2012         91      0      0      0      0      0
 October 15, 2013         41      0      0      0      0      0
 October 15, 2014          0      0      0      0      0      0
 October 15, 2015          0      0      0      0      0      0
 October 15, 2016          0      0      0      0      0      0
 October 15, 2017          0      0      0      0      0      0
 October 15, 2018          0      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     16.8   10.8    9.3    7.1    5.6    3.8



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-5
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100    100     70
 October 15, 2002        100    100    100    100    100     47
 October 15, 2003        100    100    100    100     85     28
 October 15, 2004        100    100    100    100     65     13
 October 15, 2005        100    100    100     83     49      1
 October 15, 2006        100    100    100     67     35      0
 October 15, 2007        100    100     91     52     22      0
 October 15, 2008        100    100     76     39     11      0
 October 15, 2009        100     85     62     27      2      0
 October 15, 2010        100     69     48     15      0      0
 October 15, 2011        100     56     36      6      0      0
 October 15, 2012        100     43     25      0      0      0
 October 15, 2013        100     31     14      0      0      0
 October 15, 2014         94     18      3      0      0      0
 October 15, 2015         71      5      0      0      0      0
 October 15, 2016         46      0      0      0      0      0
 October 15, 2017         28      0      0      0      0      0
 October 15, 2018          8      0      0      0      0      0
 October 15, 2019          0      0      0      0      0      0
 October 15, 2020          0      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     20.0   15.6   14.1   11.4    9.2    6.1




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS A-6
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100    100    100
 October 15, 2002        100    100    100    100    100    100
 October 15, 2003        100    100    100    100    100    100
 October 15, 2004        100    100    100    100    100    100
 October 15, 2005        100    100    100    100    100    100
 October 15, 2006        100    100    100    100    100     81
 October 15, 2007        100    100    100    100    100     63
 October 15, 2008        100    100    100    100    100     49
 October 15, 2009        100    100    100    100    100     38
 October 15, 2010        100    100    100    100     84     27
 October 15, 2011        100    100    100    100     69     16
 October 15, 2012        100    100    100     95     55      8
 October 15, 2013        100    100    100     77     42      1
 October 15, 2014        100    100    100     61     28      0
 October 15, 2015        100    100     84     44     15      0
 October 15, 2016        100     84     62     26      5      0
 October 15, 2017        100     64     44     14      0      0
 October 15, 2018        100     41     24      3      0      0
 October 15, 2019         80     20      9      0      0      0
 October 15, 2020         59      9      1      0      0      0
 October 15, 2021         31      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     24.3   21.7   20.8   18.7   16.5   12.3



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)




 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS B-1
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100     92     89
 October 15, 2002        100    100    100     89     79     71
 October 15, 2003        100    100     97     78     67     56
 October 15, 2004        100     99     87     68     56     44
 October 15, 2005        100     91     79     60     48     35
 October 15, 2006        100     83     72     52     40     25
 October 15, 2007        100     76     64     45     34     16
 October 15, 2008        100     68     57     39     26      9
 October 15, 2009        100     61     50     33     18      3
 October 15, 2010        100     54     43     25     12      0
 October 15, 2011         93     47     37     19      7      0
 October 15, 2012         85     41     32     13      2      0
 October 15, 2013         76     35     24      7      0      0
 October 15, 2014         66     27     17      2      0      0
 October 15, 2015         54     18      9      0      0      0
 October 15, 2016         42      9      3      0      0      0
 October 15, 2017         34      3      0      0      0      0
 October 15, 2018         20      0      0      0      0      0
 October 15, 2019          8      0      0      0      0      0
 October 15, 2020          2      0      0      0      0      0
 October 15, 2021          0      0      0      0      0      0
 October 15, 2022          0      0      0      0      0      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     19.3   14.7   13.2   10.8    9.3    8.0



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1996-C
                            COMPUTATIONAL MATERIALS
                                    (REVISED)



 PERCENT OF PRINCIPAL OUTSTANDING OF CLASS B-2
 --------------------------------------------------------------
 Percent of MHP:           0     75    100    150    200    300
 --------------------------------------------------------------

 Initial Percent         100    100    100    100    100    100
 October 15, 1997        100    100    100    100    100    100
 October 15, 1998        100    100    100    100    100    100
 October 15, 1999        100    100    100    100    100    100
 October 15, 2000        100    100    100    100    100    100
 October 15, 2001        100    100    100    100     92     89
 October 15, 2002        100    100    100     89     79     71
 October 15, 2003        100    100     97     78     67     56
 October 15, 2004        100     99     87     68     56     44
 October 15, 2005        100     91     79     60     48     35
 October 15, 2006        100     83     72     52     40     33
 October 15, 2007        100     76     64     45     34     33
 October 15, 2008        100     68     57     39     33     33
 October 15, 2009        100     61     50     33     33     33
 October 15, 2010        100     54     43     33     33     33
 October 15, 2011         93     47     37     33     33     33
 October 15, 2012         85     41     33     33     33     33
 October 15, 2013         76     35     33     33     33     33
 October 15, 2014         66     33     33     33     33     25
 October 15, 2015         54     33     33     33     33     17
 October 15, 2016         42     33     33     33     33     11
 October 15, 2017         34     33     33     33     31      7
 October 15, 2018         33     33     33     33     19      4
 October 15, 2019         33     33     33     24     11      2
 October 15, 2020         33     33     33     16      7      1
 October 15, 2021         33     30     21      9      4      1
 October 15, 2022         29      9      6      3      1      0
 October 15, 2023          0      0      0      0      0      0

 Avg Life In Years:     20.6   16.8   15.6   13.7   12.4   10.8


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any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or the otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the Issuer of the securities or any of its affiliates. Goldman, Sachs & Co.
is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Goldman, Sachs & Co.